VALIC COMPANY II

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

PROSPECTUS

JANUARY 1, 2012

VALIC Company II (“VC II”) is a mutual fund complex made up of 15 separate funds, one of which is described in this Prospectus. The investment objective of the Mid Cap Value Fund (the “Fund”) is capital growth through investments in equity securities of medium capitalization companies using a value-oriented investment approach (Ticker: VMCVX). The Fund is explained in more detail in its Fund Summary contained in this prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

FUND SUMMARY: MID CAP VALUE FUND

Investment Objective

The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.71%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.15%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.05%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2012, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.05%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2012. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$355	$623	$1,389

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 27, 2011, the market capitalization range of the companies in the Index was $1.6 billion to $18.3 billion.

The sub-advisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund may invest up to 20% of its total assets in foreign securities.

The sub-advisers may routinely hold up to 20% of the Fund’s assets in cash, U.S. Government securities and repurchase agreements while seeking to make opportunistic investments in companies that the portfolio managers believe to represent special situations, such as when a company is undergoing change that might cause its market value to grow at a rate faster than the market generally.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

FUND SUMMARY: MID CAP VALUE FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

•

Value Style Risk. Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Capitalization Company Risk: Investing primarily in medium capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of medium capitalization companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Special Situations Risk: Small- and medium-sized companies are often involved in “special situations.” Securities of such companies may decline in value and adversely affect the Fund’s performance if the anticipated benefits of the special situation do not materialize.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2500TM Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 5, 2011 the Fund transitioned its benchmark from the Russell 2500TM Value Index to the Russell Midcap® Value Index in the process of replacing FAF Advisors, Inc./Nuveen Asset Management, LLC (“FAF Advisors” and “Nuveen”), with the new sub-adviser, Robeco Investment Management, Inc. (“Robeco”). The Variable Annuity Life Insurance Company (“VALIC”) analyzed the composition of the Fund and the Fund’s benchmark. While the correlation between the existing benchmark and the proposed benchmark is high, the Russell Midcap Value Index is more representative of the composition of the Fund. The

FUND SUMMARY: MID CAP VALUE FUND

performance information presented below is intended to illustrate the risks of investing in the Fund by comparing the Fund’s average annual returns to those of the Russell 2500TM Value Index and the Russell Midcap® Value Index.

Wellington Management Company, LLP (“Wellington Management”) assumed sub-advisory duties on January 1, 2002. Tocqueville Asset Management, LP (“Tocqueville”) was added as additional sub-adviser effective March 21, 2011. Robeco assumed co-sub-advisory duties on December 5, 2011. From November 7, 2005 to December 2, 2011, the Fund was co-sub-advised by Nuveen, previously named FAF Advisors. Prior to January 1, 2002 the Fund was sub-advised by Neuberger Berman Management, Inc.

Wellington Management manages approximately 45% of the Fund’s assets, Tocqueville manages approximately 30% of the Fund’s assets and Robeco manages approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time as determined by VALIC.

During the periods shown in the bar chart below, the highest return for a quarter was 21.26% (quarter ending June 30, 2003) and the lowest return for a quarter was
-21.11% (quarter ending December 31, 2008). For the year-to-date through September 30, 2011, the Fund’s return was -19.73%.

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years

Fund	22.20%	4.22%	6.59%
Russell 2500TM Value Index	24.82%	3.85%	8.53%
Russell Midcap® Value Index	24.75%	4.08%	8.07%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by Wellington Management, Tocqueville and Robeco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Robeco Steven L. Pollack	2011	Portfolio Manager
Joseph F. Feeney, Jr.	2011	Portfolio Manager
Tocqueville J. Dennis Delafield	2011	Portfolio Manager
Vincent Sellecchia	2011	Portfolio Manager
Donald Wang	2011	Portfolio Manager
Wellington Management James N. Mordy	2002	Senior Vice President and Equity Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 4.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies or through qualifying retirement plans (“Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from your Contract, Plan or IRA.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Fund’s principal investment strategies and principal risks are described in its Fund Summary. Additional information regarding the Fund’s investment strategies and investment risks are provided below.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund’s investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for the Fund are non-fundamental and may be changed by the Board of Trustees of VC II without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. References to “net assets” in the Fund Summary take into account any borrowings for investment purposes by the Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Fund may invest in limited instances. These other securities and investment techniques are listed in the Statement of Additional Information, which you may obtain free of charge (see back cover).

Mid Cap Value Fund

Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

—	are undervalued relative to other securities in the same industry or market;

—	exhibit good or improving fundamentals; or

—	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Value Style Risk, Active Trading Risk, Foreign Investment Risk, Market Risk, Mid-Capitalization Company Risk, Risks of Investing in Money Market Securities, Special Situations Risk and U.S. Government Obligations Risk.

INVESTMENT GLOSSARY

Investment Terms

The Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Diversification

The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. The Fund is diversified under the 1940 Act is expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

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Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

—	Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

—	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Foreign Currency

The Fund may buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed-income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Money Market Securities

The Fund may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P® or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

—	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

—	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

—	Commercial paper sold by corporations and finance companies.

—	Corporate debt obligations with remaining maturities of 13 months or less.

—	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If

INVESTMENT GLOSSARY

the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Temporary Defensive Investment Strategy

From time to time, the Fund may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Investment Risks

Active Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of the Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

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Value Style Risk. Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk

A strategy used whereby the Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, the Fund’s portfolio turnover rate is provided for each of the last five years.

Foreign Investment Risk

Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries.

Market Risk

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Capitalization Company Risk

The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult

INVESTMENT GLOSSARY

times. Investing in medium capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Risks of Investing in Money Market Securities

An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Special-Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize. See also IPO Risk.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, FNMA and the Federal Home Loan Banks are

neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of FNMA and the FHLMC securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. Furthermore, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities remains unclear, as both companies have continued to incur significant losses since that time. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

About the Indices

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.

The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

ACCOUNT INFORMATION

VC II Shares

VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) and its affiliates and to Plans and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

—	any minimum initial investment amount and/or limitations on periodic investments;

—	how to purchase, redeem or exchange your interest in the Fund;

—	how to obtain information about your account, including account statements; and

—	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading

The Fund, which is offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since the Fund may invest significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing in the Fund may also occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers might try to purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

ACCOUNT INFORMATION

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary that VC II determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings

VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade, which may impact the Fund’s NAV. Short-term securities maturing within 60 days held by the Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

Dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

ACCOUNT INFORMATION

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of

Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all fifteen VC II Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As investment adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Trustees. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for the Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from the Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for the Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-advisers may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC II and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for the period ended August 31 and/or its most recent semi-annual report for the period ended February 28. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’

MANAGEMENT

compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

Robeco Investment Management, Inc. (“Robeco”)

909 Third Avenue, 32nd Floor, New York, New York 10022

Robeco is an SEC-registered investment adviser consisting of two investment divisions: Robeco Boston Partners (“BP”) and Robeco Weiss, Peck & Greer (“WPG”). Robeco is a wholly-owned subsidiary of Robeco Group, a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group was founded in 1929 and manages over $216 billion as of June 30, 2011 for clients worldwide. Robeco Group is wholly-owned by Rabobank Group, (“Rabobank”), the Netherlands. Robeco is a value equity asset manager with $16.3 billion in assets under management as of September 30, 2011.

The Mid Cap Value Fund is managed by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is the portfolio manager for Robeco Boston Partners Mid Cap Value Equity product. He is in his eleventh year with the firm. He has twenty-seven years of investment experience. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. Mr. Feeney joined the firm upon its inception in 1995. He has twenty-six years of investment experience.

Tocqueville Asset Management L.P. (“Tocqueville”)

40 West 57th Street, 19th Floor, New York, New York 10019

Tocqueville is a Delaware limited partnership and has been in the asset management business since 1985. As of September 30, 2011, Tocqueville had more than $10.4_billion in assets under management.

A portion of the Mid Cap Value Fund is managed by J. Dennis Delafield, Vincent Sellecchia and Donald Wang.

Mr. Delafield, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 52 years of experience in the investment business. He founded Delafield Asset Management, Inc. (“Delafield”) in 1980 and then joined Reich & Tang Asset Management, LLC (“Reich & Tang”) upon its acquisition of Delafield in 1993. Mr. Delafield served as Managing Director of Reich & Tang until September 2009 when it merged with Tocqueville.

Mr. Sellecchia, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 33 years of investment experience. Mr. Sellecchia joined Tocqueville in 2009. Previously, Mr. Sellecchia was with Reich & Tang from 1993 following its acquisition of Delafield. Prior thereto, he worked at Delafield since its inception in 1980.

Mr. Wang, a Limited Partner and Portfolio Manager/Analyst at Tocqueville, has 20 years of investment experience. Mr. Wang joined Tocqueville in 2009. Previously, he worked at Reich & Tang Asset Management, LLC from 1999 as a Portfolio Manager and Analyst of its small cap equity team.

Messrs. Delafield, Sellecchia and Wang each hold the chartered financial analyst designation.

Wellington Management Company, LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a Massachusetts limited liability partnership and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of September 30, 2011, Wellington Management had investment management authority with respect to approximately $619 billion in assets.

The portion of the Mid Cap Value Fund managed by Wellington Management is managed by James N. Mordy. Mr. Mordy is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee calculated daily on net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

MANAGEMENT

For the fiscal year ended August 31, 2011, the Fund paid advisory fees of 0.71%.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses Fund’s Summary.

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Fund’s expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses on the Fund Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Total Annual Fund Operating Expenses After Expense Reimbursement” of the Fund would have been 1.03%.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008, 2009, 2010 and 2011 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Fund’s financial statements, is included in the VC II annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Mid Cap Value Fund
	Year Ended August 31,
	2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value at beginning of period	$13.61	$12.71	$15.31	$20.09	$18.75

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.08	0.13	0.07	0.10
Net realized and unrealized gain (loss) on investments and foreign currencies	1.74	0.97	(2.40)	(3.11)	3.14
Net increase from payments by affiliates	–	–	–	–	–

Total income (loss) from investment operations	1.78	1.05	(2.27)	(3.04)	3.24

Distributions from:
Net investment income	(0.11)	(0.15)	(0.06)	(0.09)	(0.07)
Net realized gain on securities	–	–	(0.27)	(1.65)	(1.83)

Total distributions	(0.11)	(0.15)	(0.33)	(1.74)	(1.90)

Net asset value at end of period	$15.28	$13.61	$12.71	$15.31	$20.09

TOTAL RETURN(a)	12.98%	8.21%	(14.17)%	(16.05)%	18.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets(c)	1.15%	1.11%	1.17%	1.13%	1.11%
Ratio of expense reductions to average net assets	0.02%	0.02%	0.03%	0.01%	0.02%
Ratio of net investment income (loss) to average net assets(b)	0.23%	0.54%	1.22%	0.43%	0.47%
Ratio of net investment income (loss) to average net assets(c)	0.13%	0.48%	1.10%	0.35%	0.41%
Portfolio turnover rate	108%	81%	84%	72%	59%
Number of shares outstanding at end of period (000’s)	40,315	33,097	37,634	40,372	26,139
Net assets at the end of period (000’s)	$615,965	$450,578	$478,457	$618,150	$525,119

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648,

Amarillo, Texas 79105-5648. VC II’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/ProspectusesReports_82_285848.html.

The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-08789